Exhibit 99.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Date of Issuance February 7, 2006
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of
FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotel®, Fairfield Inn®, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Sheraton®, Sheraton Suites®, Staybridge Suites®, Walt Disney World®, Worlds of Fun® and Westin®.
With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and increased security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
CORPORATE DATA
About the Company
In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At December 31, 2005, FelCor was one of the nation’s largest lodging REITs and the nation’s largest owner of full service, all-suite hotels. FelCor’s portfolio was comprised of 125 consolidated hotels in continuing operations. For the 125 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. FelCor also owned 50% joint venture interests in five hotels whose operations were accounted for using the equity method. FelCor owned 66 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. FelCor’s portfolio also included 57 hotels in the upscale and full service segments. At December 31, 2005, the Company’s hotels were located in 29 states and Canada. FelCor had a market capitalization of approximately $3.2 billion at December 31, 2005.
Strategy
FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full service hotels, and strategic brand manager alliances.
Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B	CCC+
Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)
Fiscal Year End
December 31
Number of employees
76
Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact Stephen A. Schafer Vice President of Investor Relations (972) 444-4912 sschafer@felcor.com	Media Contact Monica L. Hildebrand Vice President of Communications (972) 444-4917 mhildebrand@felcor.com
Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Board of Directors
Thomas J. Corcoran, Jr., Chairman of the Board.
FelCor Lodging Trust Incorporated
Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC
Richard S. Ellwood
Retired
Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.
David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company
Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International
Robert H. Lutz, Jr.
President, RL Investments, Inc.
Robert A. Mathewson
President, RGC, Inc.
Donald J. McNamara
Principal, The Hampstead Group
Richard A. Smith
President and Chief Executive Officer, FelCor Lodging Trust Incorporated
Executive Officers
Thomas J. Corcoran, Jr., Chairman of the Board
Richard A. Smith, President and Chief Executive Officer
Michael A. DeNicola, Executive Vice President and Chief Investment Officer
Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary
Andrew J. Welch, Executive Vice President, Chief Financial Officer and Treasurer
Jack Eslick, Senior Vice President, Director of Asset Management
Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer
Jack Marraccini, Senior Vice President of Engineering
June C. McCutchen, Senior Vice President, Director of Design and Construction
Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Smith Barney	Michael J. Rietbrock	(212) 816-7777

Deutsche Bank North America	Marc J. Falcone	(212) 469-7417

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Prudential Equity Group, LLC	James Feldman	(212) 778-1724

Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
FINANCIAL HIGHLIGHTS
Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	December 31,
	2005	2004
Total Enterprise Value
Common shares outstanding	60,209	59,817
Units outstanding	2,763	2,788

Combined shares and units outstanding	62,972	62,605
Common stock price at end of period	$17.21	$14.65

Common equity capitalization	$1,083,748	$917,163
Series A preferred stock	309,362	309,362
Series B preferred stock	—	169,395
Series C preferred stock	169,412	—
Consolidated debt	1,675,280	1,767,122
Minority interest of consolidated debt	(8,137)	(5,618)
Pro rata share of unconsolidated debt	101,940	109,146
Cash and cash equivalents	(94,564)	(119,310)

Total enterprise value (TEV)	$3,237,041	$3,147,260

TEV per room(a)	$95	$84
Pro rata rooms owned	34,103	37,338

Dividends Per Share
Dividends declared (full year):
Common stock	$0.15	$—
Series A preferred stock	1.95	1.95
Series B preferred stock (depositary shares)(b)	1.125	2.25
Series C preferred stock (depositary shares)(c)	1.6333	—

Selected Balance Sheet Data
Investment in hotels, at cost(d)	$3,606,503	$3,904,397
Total cash and cash equivalents	94,564	119,310
Total assets	2,919,094	3,317,658
Total debt	1,675,280	1,767,122
Total stockholders’ equity	1,031,793	1,330,323
Total stockholders equity less preferred equity	553,019	851,566
Book value per common share outstanding	9.18	14.24

(a)	Based on pro rata rooms owned.

(b)	The Series B preferred stock was retired in 2005.

(c)	The Series C preferred stock was issued in 2005.

(d)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation).

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Revenues:
Hotel operating revenue:
Room	$237,041	$208,121	$975,128	$886,478
Food and beverage	48,200	45,919	174,537	168,391
Other operating departments	14,479	13,796	60,465	58,284
Retail space rental and other revenue	141	129	2,049	2,721

Total revenues	299,861	267,965	1,212,179	1,115,874

Expenses:
Hotel departmental expenses:
Room	63,183	58,235	253,563	238,807
Food and beverage	36,546	34,967	135,558	132,561
Other operating departments	7,492	7,220	30,356	29,028
Other property related costs	89,556	81,342	353,070	323,587
Management and franchise fees	14,854	13,161	61,348	57,305
Taxes, insurance and lease expense	29,181	23,513	122,186	109,310
Abandoned projects	265	—	265	—
Corporate expenses	4,917	5,506	19,025	17,035
Depreciation	30,528	28,668	119,323	111,836

Total operating expenses	276,522	252,612	1,094,694	1,019,469

Operating income	23,339	15,353	117,485	96,405
Interest expense, net	(31,948)	(32,552)	(130,954)	(145,666)
Impairment loss	(263,091)	(3,494)	(263,091)	(3,494)
Hurricane loss	(4,172)	—	(6,481)	(2,125)
Loss on early extinguishment of debt	(11,921)	(4,983)	(11,921)	(44,216)
Charge-off of deferred financing costs	(2,659)	(866)	(2,659)	(6,960)
Gain on swap termination	—	—	—	1,005

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(290,452)	(26,542)	(297,621)	(105,051)
Equity in income from unconsolidated entities	1,941	1,428	10,169	17,121
Minority interests	21,891	1,923	23,813	5,229
Gain on sale of assets	—	73	733	1,167

Loss from continuing operations	(266,620)	(23,118)	(262,906)	(81,534)
Discontinued operations	1,410	12,348	11,291	(18,593)

Net loss	(265,210)	(10,770)	(251,615)	(100,127)
Preferred dividends	(9,679)	(10,091)	(39,408)	(35,130)
Issuance costs of redeemed preferred stock	—	—	(6,522)	—

Net loss applicable to common stockholders	$(274,889)	$(20,861)	$(297,545)	$(135,257)

Basic and diluted per common share data:
Net loss from continuing operations	$(4.65)	$(0.56)	$(5.20)	$(1.98)

Net loss	$(4.62)	$(0.35)	$(5.01)	$(2.29)

Weighted average common shares outstanding	59,453	59,192	59,436	59,045

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Discontinued Operations
(in thousands)
     Included in discontinued operations are the results of operations of the 18 hotels disposed of in 2004, and 19 hotels disposed of in 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Operating revenue	$3,813	$22,333	$45,970	$145,007
Operating expenses	(3,781)	(24,087)	(43,299)	(141,530)

Operating income (loss)	32	(1,754)	2,671	3,477
Direct interest costs, net	—	(861)	(918)	(3,943)
Impairment loss	(1,800)	(1,768)	(3,660)	(34,795)
Asset disposition costs	—	—	(1,300)	(4,900)
Gain on early extinguishment of debt	742	—	3,280	—
Gain on sale of depreciable assets	2,501	17,306	11,736	19,422
Minority interests	(65)	(575)	(518)	2,146

Income (loss) from discontinued operations	1,410	12,348	11,291	(18,593)
Depreciation	212	1,742	3,212	9,680
Minority interest in FelCor LP	65	575	518	(865)
Interest expense	—	864	922	2,465

EBITDA from discontinued operations	1,687	15,529	15,943	(7,313)
Gain on sale of assets	(2,501)	(17,306)	(11,736)	(19,422)
Impairment loss	1,800	1,768	3,660	34,795
Gain on early extinguishment of debt	(742)	—	(3,280)	—
Asset disposition costs	—	—	1,300	4,900

Adjusted EBITDA from discontinued operations	$244	$(9)	$5,887	$12,960

Non-GAAP Financial Measures
     We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share and unit data)

	Three Months Ended December 31,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(265,210)			$(10,770)
Preferred dividends	(9,679)			(10,091)

Net loss applicable to common stockholders	(274,889)	59,453	$(4.62)	(20,861)	59,192	$(0.35)
Depreciation from continuing operations	30,528		0.51	28,668		0.48
Depreciation from unconsolidated entities and discontinued operations	2,784		0.05	4,401		0.07
Gain on sale of depreciable assets	(2,501)		0.04	(17,306)		(0.29)
Minority interest in FelCor LP	(12,623)	2,763	(0.11)	(974)	2,789	(0.01)

FFO	(256,701)	62,216	(4.13)	(6,072)	61,981	(0.10)
Charge-off of deferred financing costs	2,659		0.04	866		0.01
Loss on early extinguishment of debt	11,180		0.18	4,983		0.08
Abandoned projects	265		—			—
Impairment loss	263,091		4.23	3,494		0.05
Impairment loss on discontinued operations	1,800		0.03	1,768		0.03
Minority interest share of impairment loss	(8,976)		(0.14)	—		—
Unvested restricted stock	—	787	—	—	438	0.01

Adjusted FFO	$13,318	63,003	$0.21	$5,039	62,419	$0.08

Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share data)

	Year Ended December 31,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(251,615)			$(100,127)
Preferred dividends	(39,408)			(35,130)
Issuance costs of redeemed preferred stock	(6,522)			—

Net loss applicable to common stockholders	(297,545)	59,436	$(5.01)	(135,257)	59,045	$(2.29)
Depreciation from continuing operations	119,323		2.01	111,836		1.89
Depreciation from unconsolidated entities and discontinued operations	12,884		0.22	18,916		0.32
Gain on sale of depreciable assets	(12,124)		(0.20)	(19,422)		(0.33)
Minority interest in FelCor LP	(13,677)	2,778	(0.09)	(6,681)	2,939	(0.08)

FFO	(191,139)	62,214	$(3.07)	(30,608)	61,984	(0.49)
Charge-off of deferred financing costs	2,659		0.04	6,960		0.11
Loss on early extinguishment of debt	8,641		0.14	44,216		0.71
Abandoned projects	265		—	—		—
Impairment loss	263,091		4.23	3,494		0.06
Impairment loss on discontinued operations	3,660		0.06	34,795		0.56
Minority interest share of impairment	(8,976)		(0.14)	—		—
Asset disposition costs	1,300		0.02	4,900		0.08
Issuance costs of redeemed preferred stock	6,522		0.10	—		—
Gain on swap termination	—		—	(1,005)		(0.02)
Unvested restricted stock	—	647	(0.01)	—	359	—

Adjusted FFO	$86,023	62,861	$1.37	$62,752	62,343	$1.01

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Net Loss to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net loss	$(265,210)	$(10,770)	$(251,615)	$(100,127)
Depreciation from continuing operations	30,528	28,668	119,323	111,836
Depreciation from unconsolidated entities and discontinued operations	2,783	4,401	12,884	18,916
Minority interest in FelCor Lodging LP	(12,623)	(974)	(13,677)	(6,681)
Interest expense	33,414	33,459	135,054	148,430
Interest expense from unconsolidated entities and discontinued operations	1,580	2,636	7,602	9,631
Amortization expense	733	1,330	2,904	2,945

EBITDA	$(208,795)	$58,750	$12,475	$184,950
Charge-off of deferred financing costs	2,659	866	2,659	6,960
Loss on early extinguishment of debt	11,180	4,983	8,641	44,216
Abandoned projects	265	—	265	—
Impairment loss	263,091	3,494	263,091	3,494
Impairment loss on discontinued operations	1,800	1,768	3,660	34,795
Minority interest share of impairment	(8,976)	—	(8,976)	—
Asset disposition costs	—	—	1,300	4,900
Gain on swap termination	—	—	—	(1,005)
Gain on sale of depreciable assets	(2,501)	(17,306)	(12,124)	(19,422)

Adjusted EBITDA	$58,723	$52,555	$270,991	$258,888
Adjusted EBITDA from discontinued operations	(244)	9	(5,887)	(12,960)
Gain on development and sale of Margate condos	—	(808)	—	(11,664)
Gain on sale of land	—	—	(344)	(1,167)

Same-Store EBITDA	$58,479	$51,756	$264,760	$233,097

Felcor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Adjusted EBITDA to Hotel EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Adjusted EBITDA	$58,723	$52,555	$270,991	$258,888
Retail space rental and other revenue	(141)	(129)	(2,049)	(2,721)
Adjusted EBITDA from discontinued operations	(244)	9	(5,887)	(12,960)
Equity in income from unconsolidated subsidiaries (excluding interest and depreciation expense)	(6,635)	(6,476)	(28,858)	(35,764)
Minority interest in other partnerships (excluding interest and depreciation expense)	315	243	1,694	2,828
Consolidated hotel lease expense	14,243	12,256	57,004	51,261
Unconsolidated taxes, insurance and lease expense	(964)	(1,577)	(5,673)	(5,737)
Interest income	(1,466)	(907)	(4,100)	(2,764)
Hurricane loss	4,172	—	6,481	2,125
Corporate expenses (excluding amortization expense)	4,184	4,176	16,121	14,090
Gain on sale of land	—	(73)	(344)	(1,167)

Hotel EBITDA	$72,187	$60,077	$305,380	$268,079

Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Total revenue	$299,861	$267,965	$1,212,179	$1,115,874
Retail space rental and other revenue	(141)	(129)	(2,049)	(2,721)

Hotel operating revenue	299,720	267,836	1,210,130	1,113,153
Hotel operating expenses	227,533	207,759	904,750	845,074

Hotel EBITDA	$72,187	$60,077	$305,380	$268,079

Hotel EBITDA margin	24.1%	22.4%	25.2%	24.1%
Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004

Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$276,522	$252,612	$1,094,694	$1,019,469
Unconsolidated taxes, insurance and lease expense	964	1,577	5,673	5,737
Consolidated hotel lease expense	(14,243)	(12,256)	(57,004)	(51,261)
Corporate expenses	(4,917)	(5,506)	(19,025)	(17,035)
Depreciation	(30,528)	(28,668)	(119,323)	(111,836)
Abandoned projects	(265)	—	(265)	—

Hotel operating expenses	$227,533	$207,759	$904,750	$845,074

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$96,188	$89,122	$383,632	$364,299

Felcor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Net Loss to Hotel EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net loss	$(265,210)	$(10,770)	$(251,615)	$(100,127)
Discontinued operations	(1,410)	(12,348)	(11,291)	18,593
Equity in income from unconsolidated entities	(1,941)	(1,428)	(10,169)	(17,121)
Minority interests	(21,891)	(1,923)	(23,813)	(5,229)
Consolidated hotel lease expense	14,243	12,256	57,004	51,261
Unconsolidated taxes, insurance and lease expense	(964)	(1,577)	(5,673)	(5,737)
Interest expense, net	31,948	32,552	130,954	145,666
Impairment loss	263,091	3,494	263,091	3,494
Hurricane loss	4,172	—	6,481	2,125
Loss on early extinguishment of debt	11,921	4,983	11,921	44,216
Charge-off of deferred financing costs	2,659	866	2,659	6,960
Gain on swap termination	—	—	—	(1,005)
Corporate expenses	4,917	5,506	19,025	17,035
Depreciation	30,528	28,668	119,323	111,836
Retail space rental and other revenue	(141)	(129)	(2,049)	(2,721)
Abandoned projects	265	—	265	—
Gain on sale of assets	—	(73)	(733)	(1,167)

Hotel EBITDA	$72,187	$60,077	$305,380	$268,079

Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended		Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Ratio of operating income to total revenue	7.8%	5.7%	9.7%	8.6%
Retail space and rental and other revenue	0.0	0.0	(0.2)	(0.2)
Unconsolidated taxes, insurance and lease expense	(0.3)	(0.7)	(0.4)	(0.5)
Consolidated hotel lease expense	4.7	4.6	4.7	4.6
Corporate expenses	1.6	2.1	1.6	1.5
Depreciation	10.2	10.7	9.8	10.1
Abandoned projects	0.1	—	0.0	—

Hotel EBITDA margin	24.1%	22.4%	25.2%	24.1%

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
FFO and EBITDA
     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.
     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.
•	Gains and losses related to early extinguishment of debt and interest rate swaps — We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

•	Impairment losses — We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle — Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
     In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.
     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses from the disposition of non-hotel related assets.
Hotel EBITDA and Hotel EBITDA Margin
     Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin is useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. To enhance the comparability of our hotel-level operating results with other hotel REITs and hotel owners, we are now disclosing Hotel EBITDA and Hotel EBITDA margin rather than the hotel operating profit and hotel operating margin previously disclosed. The purpose of the change is to remove any distortion created by unconsolidated entities and to reflect hotel-level operations as if they were fully consolidated. To reflect this, we eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.
Use and Limitations of Non-GAAP Measures
     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same-Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation. We use hotel operating margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Non-GAAP Financial Measures (continued)
     The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.
     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Debt Summary
(dollars in thousands)
Debt Outstanding

	Encumbered	Interest Rate at		Maturity	Consolidated
	Hotels	December 31, 2005		Date	Debt
Promissory note	none	6.31		June 2016	$650
Senior unsecured term notes	none	7.63		October 2007	123,358
Senior unsecured term notes	none	9.00		June 2011	298,660
Term loan(a)	none	5.81		October 2006	225,000
Senior unsecured term notes	none	8.48	(b)	June 2011	290,000

Total unsecured debt		7.89			937,668

Mortgage debt	9 hotels	6.52		July 2014	104,282
Mortgage debt	8 hotels	6.63		May 2006(c)	117,913
Mortgage debt	7 hotels	7.32		April 2009	127,455
Mortgage debt	4 hotels	7.55		June 2009	41,912
Mortgage debt	8 hotels	8.70		May 2010	172,604
Mortgage debt	7 hotels	8.73		May 2010	133,374
Mortgage debt	1 hotel	6.77		August 2008	15,500
Mortgage debt	1 hotel	7.91		December 2007	10,457
Other	1 hotel	9.17		August 2011	5,204
Construction loan(d)	—	6.47		October 2007	8,911

Total secured debt	46 hotels	7.69			737,612

Total		7.80%			$1,675,280

(a)	This note was paid off in January 2006.

(b)	The stated interest rate on this debt is six month LIBOR (4.58% at December 31, 2005) plus 4.25%. We have swapped $100 million of this floating rate debt for a fixed rate of 7.80%. The resulting weighted average rate on these notes was 8.48% at December 31, 2005.

(c)	This debt has two, one-year extension options, subject to certain contingencies.

(d)	The Company has a $69.8 million recourse construction loan facility for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. The interest on this facility is currently based on LIBOR plus 225 basis points and is being capitalized as part of the cost of the project. The interest rate may be reduced to LIBOR plus 200 basis points when the project is 55% complete and upon satisfaction of certain other requirements.

Fixed interest rate debt to total debt	67.2%
Weighted average maturity of debt	5 years
Secured debt to total assets	25.3%

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Debt Summary (continued)
     At December 31, 2005, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured	Unsecured
Year	Debt	Debt	Total
2006	$131,639	$225,000	$356,639
2007	24,737	125,000	149,737
2008	40,106	—	40,106
2009	176,560	—	176,560
2010 and thereafter	364,570	590,650	955,220
Premium/(discount)	—	(2,982)	(2,982)

Total debt	$737,612	$937,668	$1,675,280

     At December 31, 2005, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 19 hotels. These ventures had approximately $204 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $102 million.
Financing transactions in 2005:
     During 2005, we issued 6.8 million depositary shares representing our 8% Series C Preferred Stock, with gross proceeds of $169.4 million. The proceeds were used to redeem all of the shares outstanding of our 9% Series B Preferred Stock. As a result of this redemption we recorded a reduction in net income applicable to common stockholders of $6.5 million for the original issuance cost of the Series B preferred stock which was redeemed.
     In 2005, we obtained a $69.8 million recourse construction loan for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. Through December 31, 2005, we have made draws of $8.9 million on this loan.
     During the fourth quarter, we refinanced or retired indebtedness totaling $259 million which was secured by 25 of our hotels using a $225 million unsecured term loan facility and excess cash. In conjunction with the refinancing and the debt retirement, we incurred $14.5 million of costs associated with the early extinguishment of debt.
     In January, we retired our $225 million unsecured term loan facility and established a new $125 million unsecured line of credit.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
PORTFOLIO DATA
Portfolio Distribution at December 31, 2005
(125 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2005
Brand	Hotels	Rooms	Total Rooms	Hotel EBITDA(a)
Embassy Suites Hotels	54	13,653	38%	51%
Holiday Inn-branded	33	11,356	31	22
Sheraton-branded	10	3,269	9	11
Doubletree-branded	9	2,019	6	6
Crowne Plaza	12	4,025	11	6
Other	7	1,810	5	4

			% of	% of 2005
Top Markets	Hotels	Rooms	Total Rooms	Hotel EBITDA
Atlanta	10	3,059	8%	9%
Los Angeles Area	6	1,435	4	6
Dallas	12	3,585	10	5
Orlando	6	2,219	6	4
Boca Raton/Ft. Lauderdale	4	1,118	3	4
San Francisco Bay Area	8	2,690	7	4
Minneapolis	4	955	3	4
New Orleans	2	746	2	3
Phoenix	3	798	2	3
Philadelphia	3	1,174	3	3
Chicago	4	1,239	3	3
Washington, D.C.	1	437	1	3
San Diego	1	600	2	3
San Antonio	4	1,188	3	3
Northern New Jersey	3	757	2	3
Houston	4	1,403	4	3

			% of	% of 2005
Top Four States	Hotels	Rooms	Total Rooms	Hotel EBITDA
California	19	5,536	15%	17%
Texas	25	7,343	20	13
Florida	15	4,937	14	13
Georgia	12	3,413	9	10

			% of	% of 2005
Location	Hotels	Rooms	Total Rooms	Hotel EBITDA
Suburban	55	13,860	38%	39%
Urban	30	9,799	27	26
Airport	26	8,181	23	22
Resort	13	4,044	11	13
Highway	1	248	1	0

			% of	% of 2005
Segment	Hotels	Rooms	Total Rooms	Hotel EBITDA
Upscale all-suite	66	16,332	45%	58%
Full service	34	11,519	32	22
Upscale	23	7,843	22	19
Limited service	2	438	1	1

			% of	% of 2005
	Hotels	Rooms	Total Rooms	Hotel EBITDA
Core Hotels	90	25,537	71%	87%
Non-Strategic Hotels	35	10,595	29	13

(a)	Hotel EBITDA is more fully described on page 13 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Detailed Operating Statistics by Brand
(125(a) consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	%Variance	2005	2004	% Variance
Embassy Suites Hotels	69.6	65.4	6.4	73.2	69.9	4.7
Holiday Inn-branded hotels	66.2	59.9	10.6	68.2	65.7	3.7
Sheraton-branded hotels	61.0	57.7	5.7	64.3	63.0	2.0
Doubletree-branded hotels	65.3	58.8	11.1	68.3	65.7	4.1
Crowne Plaza hotels	66.5	60.4	10.0	67.9	63.4	7.0
Other hotels	57.6	52.0	10.8	60.3	57.9	4.0

Total hotels	66.6	61.4	8.5	69.3	66.4	4.4

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	122.74	116.84	5.0	122.84	117.48	4.6
Holiday Inn-branded hotels	90.20	83.12	8.5	89.07	83.25	7.0
Sheraton-branded hotels	115.06	101.89	12.9	109.88	98.38	11.7
Doubletree-branded hotels	111.96	105.13	6.5	111.78	105.39	6.1
Crowne Plaza hotels	105.46	95.78	10.1	100.03	93.83	6.6
Other hotels	93.15	85.54	8.9	97.94	91.79	6.7

Total hotels	108.24	101.07	7.1	107.18	100.94	6.2

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	85.40	76.40	11.8	89.91	82.11	9.5
Holiday Inn-branded hotels	59.75	49.78	20.0	60.76	54.74	11.0
Sheraton-branded hotels	70.23	58.84	19.4	70.68	62.01	14.0
Doubletree-branded hotels	73.09	61.79	18.3	76.40	69.20	10.4
Crowne Plaza hotels	70.10	57.85	21.2	67.90	59.53	14.1
Other hotels	53.65	44.46	20.7	59.03	53.18	11.0

Total hotels	72.05	62.03	16.2	74.29	67.03	10.8

(a)	Hotels have been excluded in both the current and prior year during the months in which the hotels were impacted by a hurricane in either 2005 or 2004.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Detailed Operating Statistics for FelCor’s Top Markets
(125 (a) consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	73.9	64.0	15.4	72.8	68.5	6.3
Dallas	55.3	44.6	24.0	53.4	49.9	7.2
Los Angeles Area	68.6	67.1	2.2	74.0	71.5	3.5
Orlando	67.5	70.8	(4.6)	73.0	76.1	(4.1)
Boca Raton/Ft. Lauderdale	56.9	72.8	(21.9)	77.1	78.6	(2.0)
Minneapolis	62.2	62.1	0.3	70.7	68.0	4.1
Philadelphia	69.7	71.4	(2.4)	71.6	68.0	5.4
San Diego	72.7	70.3	3.4	81.6	80.9	0.8
Phoenix	69.1	63.9	8.2	72.4	69.7	4.0
San Antonio	70.6	63.3	11.5	75.5	70.0	7.9
Northern New Jersey	69.1	66.2	4.4	70.3	66.9	5.0
Chicago	70.0	67.0	4.3	73.0	69.7	4.6
San Francisco Bay Area	69.0	58.8	17.3	71.2	65.3	9.1
Houston	75.8	61.8	22.6	72.4	67.5	7.2
Washington, D.C.	70.9	68.0	4.3	74.3	73.3	1.4

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	96.79	86.68	11.7	92.51	86.93	6.4
Dallas	99.45	91.36	8.9	95.31	90.98	4.8
Los Angeles Area	117.18	106.64	9.9	118.05	110.30	7.0
Orlando	82.77	80.33	3.0	85.06	77.32	10.0
Boca Raton/Ft. Lauderdale	134.36	110.86	21.3	129.89	113.85	14.1
Minneapolis	131.11	127.47	2.9	128.32	125.48	2.3
Philadelphia	130.42	107.17	21.7	118.52	105.99	11.8
San Diego	123.46	121.75	1.4	128.47	120.16	6.9
Phoenix	126.06	118.36	6.5	121.78	113.38	7.4
San Antonio	84.88	81.46	4.2	87.82	84.01	4.5
Northern New Jersey	142.82	136.27	4.8	138.67	135.32	2.5
Chicago	123.59	112.50	9.9	116.18	106.44	9.1
San Francisco Bay Area	115.07	110.89	3.8	115.72	112.44	2.9
Houston	79.66	65.66	21.3	74.31	68.87	7.9
Washington, D.C.	144.42	127.71	13.1	145.47	125.57	15.8

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	71.48	55.49	28.8	67.33	59.50	13.2
Dallas	54.99	40.75	34.9	50.93	45.36	12.3
Los Angeles Area	80.35	71.58	12.2	87.32	78.84	10.8
Orlando	55.91	56.86	(1.7)	62.10	58.85	5.5
Boca Raton/Ft. Lauderdale	76.39	80.65	(5.3)	100.13	89.52	11.8
Minneapolis	81.58	79.10	3.1	90.77	85.30	6.4
Philadelphia	90.89	76.51	18.8	84.90	72.07	17.8
San Diego	89.78	85.59	4.9	104.86	97.26	7.8
Phoenix	87.10	75.59	15.2	88.21	78.97	11.7
San Antonio	59.94	51.60	16.2	66.29	58.79	12.8
Northern New Jersey	98.67	90.21	9.4	97.47	90.58	7.6
Chicago	86.46	75.42	14.6	84.75	74.22	14.2
San Francisco Bay Area	79.36	65.17	21.8	82.40	73.39	12.3
Houston	60.38	40.58	48.8	53.81	46.52	15.7
Washington, D.C.	102.37	86.81	17.9	108.09	91.99	17.5

(a)	Hotels have been excluded in both the current and prior year during the months in which the hotels were impacted by a hurricane in either 2005 or 2004.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)
Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2003:
First Quarter	(1.2)	(4.1)	(5.3)
Second Quarter	(3.0)	(4.8)	(7.6)
Third Quarter	0.3	(2.7)	(2.4)
Fourth Quarter	0.6	(2.3)	(1.7)
Year 2003	(0.6)	(3.8)	(4.4)

2004:
First Quarter	5.2	(0.7)	4.4
Second Quarter	5.5	1.7	7.3
Third Quarter	1.9	2.7	4.6
Fourth Quarter	0.9	2.9	3.9
Year 2004	3.1	1.7	4.9

2005:
January	1.9	5.1	7.1
February	0.8	6.2	7.0
March	0.4	5.2	5.7
First Quarter	1.0	5.6	6.7

April	6.3	5.4	12.0
May	2.1	6.2	8.5
June	2.6	5.5	8.3
Second Quarter	3.7	5.7	9.6

July	1.7	6.3	8.1
August	4.6	6.1	11.0
September	8.2	6.1	14.8
Third Quarter	4.6	5.9	10.8

October	5.0	5.6	10.8
November	10.9	8.4	20.2
December	9.6	7.7	18.1
Fourth Quarter	8.5	7.1	16.2
Year 2005	4.4	6.2	10.8

Estimated January 2006	9.1	7.8	17.6

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Information
Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	December 31, 2005
Consolidated hotels in continuing operations	125	36,132
Unconsolidated hotel operations	5	761

Total hotels owned	130	36,893

50% joint ventures	19	(2,187)
60% joint ventures	2	(390)
75% joint ventures	1	(55)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(2,790)

Pro rata share of rooms owned		34,103

Non-Strategic Hotels
     At December 31, 2005, we included in continuing operations 35 hotels that we are marketing for sale. The composition, by brand, of the 35 sale hotels is as follows: Holiday Inn-branded (16), Crowne Plaza branded (11), Doubletree branded (2) Embassy Suites Hotel (1), Sheraton (1) and other brands (4).
Operating statistics for our consolidated portfolio of 125(a) hotels included in continuing operations:

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	%Variance	2005	2004	% Variance
Core Hotels (90 hotels)
Occupancy (%)	69.5	64.9	7.1	72.8	69.9	4.1
ADR ($)	116.05	108.98	6.5	115.58	108.87	6.2
RevPAR ($)	80.68	70.71	14.1	84.18	76.14	10.6

Non-Strategic Hotels (35 hotels)
Occupancy (%)	59.7	53.2	12.2	60.9	58.0	5.0
ADR ($)	87.06	78.62	10.7	83.25	78.18	6.5
RevPAR ($)	51.97	41.82	24.3	50.73	45.35	11.9

(a)	Hotels have been excluded in both the current and prior year for those months directly impacted by hurricanes.
     Hotel EBITDA margins for our consolidated portfolio of 125 hotels included in continuing operations:

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	bps variance	2005	2004	bps variance
Core Hotels (90 hotels)	26.3%	24.5%	180	27.6%	26.4%	120
Non-Strategic Hotels (35 hotels)	16.3%	16.3%	—	16.6%	15.6%	100

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Information (continued)
Capital Expenditures (dollars in thousands)

	Three Months Ended	Year Ended	Year Ended
	December 31, 2005	December 31, 2005	December 31, 2004
Consolidated and unconsolidated hotels:
Improvements and additions to hotels	$40,040	$126,671	$108,491
% of total revenue	13.2%	10.1%	8.6%
     Improvements and additions to consolidated hotels for the years ended December 31, 2005 and 2004 were $111.5 and $95.6 million, respectively.
     As of December 31, 2005, we have incurred $13.1 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.
Portfolio Changes in 2005
Hotel Sales:

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during the quarter ended March 31, 2005:
Salt Lake City, UT — Holiday Inn	Jan 2005	191	$1.2

Hotels sold during the quarter ended June 30, 2005:
Olive Branch, MS — Whispering Woods Hotel & Conference Center	Apr 2005	181
Moline, IL — Holiday Inn	May 2005	216
Moline, IL — Holiday Inn Express	May 2005	110

		507	12.3

Hotels sold during the quarter ended September 30, 2005:
Jackson, MS — Holiday Inn	July 2005	222
Waco, TX — Holiday Inn	Aug 2005	170
St. Louis, MO — Embassy Suites Downtown	Sept 2005	297

		689	44.1

Hotels sold during the quarter ended December 31, 2005:
Tampa, FL — Holiday Inn	Nov 2005	406
Davenport, IA — Holiday Inn	Dec 2005	288
Omaha, NE — Doubletree	Dec 2005	187
Cleveland, OH — Embassy Suites	Dec 2005	268

		1,149	21.6

Total sales during year ended December 31, 2005		2,536	$79.2

Other Dispositions:
•	In 2005, eight limited service hotels owned by a consolidated joint venture were surrendered to their non-recourse mortgage holders in exchange for $49.2 million forgiveness of debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Listing
(as of December 31, 2005)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Core Hotels
Birmingham(b)	AL	242		Embassy Suites Hotel
Phoenix — Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point — Doheny Beach	CA	195		Doubletree Guest Suites
Los Angeles — Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles — Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Los Angeles — El Segundo — International Airport — South	CA	349	97%	Embassy Suites Hotel
Milpitas — Silicon Valley(b)	CA	266		Embassy Suites Hotel
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard — Mandalay Beach Resort & Conference Center	CA	248		Embassy Suites Hotel
Palm Desert — Palm Desert Resort	CA	198		Embassy Suites Hotel
San Diego — On the Bay	CA	600		Holiday Inn
San Francisco — Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco — South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco — Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco — Union Square	CA	403		Crowne Plaza
San Rafael — Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara — Goleta	CA	160		Holiday Inn
Santa Monica — Beach at the Pier	CA	132		Holiday Inn
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach — Oceanfront	FL	500		Holiday Inn
Deerfield Beach — Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale — 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale — Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville — Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami — International Airport(b)	FL	316		Embassy Suites Hotel
Orlando — International Airport(b)	FL	288		Holiday Inn Select
Orlando — International Drive — Resort	FL	651		Holiday Inn
Orlando — International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando — (North)	FL	277		Embassy Suites Hotel
Orlando — Walt Disney World Resort	FL	229		Doubletree Guest Suites
Tampa — On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta — Airport(b)	GA	232		Embassy Suites Hotel
Atlanta — Buckhead(b)	GA	317		Embassy Suites Hotel
Atlanta — Galleria(b)	GA	278		Sheraton Suites
Atlanta — Gateway — Atlanta Airport	GA	395		Sheraton
Atlanta — Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Brunswick	GA	130		Embassy Suites Hotel

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Listing
(as of December 31, 2005)

	State	Rooms	% Owned(a)	Brand
Chicago — Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago — Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Indianapolis — North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City — Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington(b)	KY	155		Sheraton Suites
Lexington — Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans — French Quarter	LA	374		Holiday Inn
Boston — Government Center	MA	303		Holiday Inn Select
Boston — Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore — BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Troy — North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis — Airport(b)	MN	310		Embassy Suites Hotel
St. Paul — Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City — Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh — Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway — Somerset(b)	NJ	222		Embassy Suites Hotel
Secaucus — Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Tulsa — I-44	OK	244		Embassy Suites Hotel
Philadelphia — Historic District	PA	364		Holiday Inn
Philadelphia — Society Hill(b)	PA	365		Sheraton
Pittsburgh — At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston — Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach — At Kingston Plantation	SC	255		Embassy Suites Hotel
Myrtle Beach Resort	SC	385		Hilton
Nashville — Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville — Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin — North(b)	TX	260	50%	Embassy Suites Hotel
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas — DFW International Airport—South(b)	TX	305		Embassy Suites Hotel
Dallas — Love Field(b)	TX	248		Embassy Suites Hotel
Dallas — Market Center	TX	244		Embassy Suites Hotel
Dallas — Park Central	TX	536	60%	Westin
Dallas — Park Central Area	TX	279		Embassy Suites Hotel
Houston — Medical Center	TX	284		Holiday Inn & Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Listing
(as of December 31, 2005)

	State	Rooms	% Owned(a)	Brand
San Antonio — International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio — International Airport(b)	TX	397		Holiday Inn Select
San Antonio — N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna — At Tysons Corner(b)	VA	437	50%	Sheraton

Canada
Toronto — Airport	Ontario	445		Holiday Inn Select
Toronto — Yorkdale	Ontario	370		Holiday Inn

Non-Strategic Hotels
Montgomery — East I-85	AL	210		Holiday Inn
Irvine — Orange County Airport (Newport Beach)(c)	CA	335		Crowne Plaza
Milpitas — San Jose-North (Milpitas — Silicon Valley)(c)	CA	305		Crowne Plaza
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
Denver — Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Miami — International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando— Nikki Bird (Maingate — Walt Disney World Area)	FL	530		Holiday Inn
Atlanta — Airport(c)	GA	378		Crowne Plaza
Atlanta — Airport-North	GA	493		Holiday Inn
Atlanta — Perimeter — Dunwoody	GA	250		Holiday Inn Select
Atlanta — Powers Ferry(c)	GA	296		Crowne Plaza
Atlanta — South (I-75 & US 41)	GA	180		Holiday Inn
Columbus — North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Chicago — The Allerton	IL	443		Crowne Plaza
Minneapolis — Downtown	MN	216		Embassy Suites Hotel
Kansas City — NE I-435 North (At Worlds of Fun)	MO	165		Holiday Inn
Omaha — Central(c)	NE	129		Hampton Inn
Omaha — Central (I-80)	NE	383		Holiday Inn
Omaha — Old Mill	NE	223		Crowne Plaza
Philadelphia — Center City	PA	445		Crowne Plaza
Knoxville — Central At Papermill Road	TN	240		Holiday Inn
Amarillo — I-40	TX	248		Holiday Inn
Austin — Town Lake (Downtown Area)	TX	320		Holiday Inn
Dallas(c)	TX	295		Crowne Plaza Suites
Dallas — At Campbell Centre	TX	300	90%	Doubletree
Dallas — DFW International Airport-North	TX	164		Harvey Suites
Dallas — Market Center	TX	354		Crowne Plaza
Dallas — Park Central	TX	438	60%	Sheraton
Dallas — Park Central(c)	TX	114		Staybridge Suites
Dallas — West End/Convention Center	TX	309		Hampton Inn
Houston — Greenway Plaza Area	TX	355		Holiday Inn Select
Houston — I-10 West & Hwy. 6 (Park 10 Area)(c)	TX	349		Holiday Inn Select
Houston — Intercontinental Airport	TX	415		Holiday Inn
San Antonio — Downtown (Market Square)	TX	314		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2005
Hotel Portfolio Listing
(as of December 31, 2005)

	State	Rooms	% Owned(a)	Brand
Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina — I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans — Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn
(a) We own 100% of the real estate interests unless otherwise noted.
(b) This hotel is encumbered by mortgage debt or capital lease obligation.
(c) This hotel was sold in January 2006.